UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	Commerce One, Inc.			Case No.		04-32820

				CHAPTER 11
				MONTHLY OPERATING REPORT
				(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	12/31/04		PETITION DATE:		10/06/04
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
	the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure			End of Current Month		End of Prior Month	As of Petition Filing
	a. Current Assets			$15,854,827		$1,598,134
	b. Total Assets			$15,854,827		$1,689,134
	c. Current Liabilities			$1,842,445		$2,193,702
	d. Total Liabilities			$10,634,178		$10,940,684
3.	Statement of Cash Receipts & Disbursements for Month			Current Month		Prior Month	Cumulative (Case to Date)
	a. Total Receipts			$16,006,151		$380,332	$17,305,765
	b. Total Disbursements			$860,807		$611,754	$1,882,755
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)			$15,145,345		($231,423)	$15,423,010
	d. Cash Balance Beginning of Month			$576,982		$808,405	$299,317
	e. Cash Balance End of Month (c + d)			$15,722,327		$576,982	$15,722,327
				Current Month		Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations			$13,362,870		($349,347)	$13,013,523
5.	Account Receivables (Pre and Post Petition)			$50,000		$921,152
6.	Post-Petition Liabilities			$1,842,445		$2,193,702
7.	Past Due Post-Petition Account Payables (over 30 days)			$1,589,208		$1,552,455
At the end of this reporting month:						Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal						X
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of						X
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,					X
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability?					X
13.	Are a plan and disclosure statement on file?						X
14.	Was there any post-petition borrowing during this reporting period?						X
15.	Check if paid: Post-petition taxes __;		U.S. Trustee Quarterly Fees;		X	Check if filing is current for: Post-petition tax reporting and tax returns:
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date: ______	Responsible Individual: _________________________________

STATEMENT OF OPERATIONS (General Business Case)
Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:
69,138	69,138	-	1	Gross Sales	606,464
		-	2	less: Sales Returns & Allowances
69,138	69,138	-	3	Net Sales	606,464	-
-		-	4	less: Cost of Goods Sold (Schedule 'B')
69,138	69,138	-	5	Gross Profit	606,464	-
		-	6	Interest
		-	7	Other Income:	-
		-	8
		-	9
69,138	69,138	-	10	Total Revenues	606,464	-
				Expenses:
35,109	24,877	(10,232)	11	Compensation to Owner(s)/Officer(s)	123,057	30,000
88,412	99,001	10,590	12	Salaries	446,146	-
		-	13	Commissions	-
1,284,307	1,290,912	6,605	14	Contract Labor	1,366,952
		-	15	Rent/Lease: Personal Property	-
28,982	31,620	2,638	16	Real Property	96,955	5,000
84,101	39,934	(44,167)	17	Insurance - Health benefits	173,729
		-	18	Management Fees	-
8,854	-	(8,854)	19	Depreciation and Amortization	21,713
48,970	39,119	(9,851)	20	Taxes: Employer Payroll Taxes	234,281
		-	21	Real Property Taxes	-
		-	22	Other Taxes	-
16,555	37,231	20,677	23	Other Selling	78,128
610,980	260,519	(350,461)	24	Other Administrative	745,833	20,000
		-	25	Interest	-
		-	26	Other Expenses:	-
		-	27		-
		-	28		-
		-	29		-
		-	30		-
		-	31		-
		-	32		-
		-	33		-
		-	34		-
2,206,268	1,823,213	(383,054)	35	Total Expenses	3,286,793	55,000
(2,137,130)	(1,754,075)	(383,054)	36	Subtotal	(2,680,330)	(55,000)
		-	37	Reorganization Items: Professional Fees
		-	38	Provisions for Rejected Executory Contracts
		-	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
15,500,000	-	15,500,000	40	Gain or (Loss) from Sale of Equipment
		-	41	U.S. Trustee Quarterly Fees
		-	42
15,500,000	-	15,500,000	43	Total Reorganization Items	-	-
13,362,870	(1,754,075)	15,116,946	44	Net Profit (Loss) Before Federal & State Taxes	(2,680,330)	(55,000)
		-	45	Federal & State Income Taxes
13,362,870	(1,754,075)	15,116,946	46	Net Profit (Loss)	(2,680,330)	(55,000)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended						12/31/04
Assets
						From Schedules	Market Value
Current Assets
1			Cash and cash equivalents - unrestricted				15,722,327
2			Cash and cash equivalents - restricted				-
3			Accounts receivable (net)			A	50,000
4			Inventory			B	-
5			Prepaid expenses				82,500
6			Professional retainers
7			Other:
8
9				Total Current Assets			15,854,827
Property and Equipment (Market Value)
10			Real property			C	-
11			Machinery and equipment			D	-
12			Furniture and fixtures			D	-
13			Office equipment			D	-
14			Leasehold improvements			D	-
15			Vehicles			D	-
16			Other:			D
17						D
18						D
19						D
20						D
21				Total Property and Equipment			-
Other Assets
22			Loans to shareholders
23			Loans to affiliates
24
25
26
27
28				Total Other Assets			-
29				Total Assets			15,854,827
NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules
Post-Petition
Current Liabilities
30				Salaries and wages
31				Payroll taxes
32				Real and personal property taxes			-
33				Income taxes
34				Sales taxes			253,238
35				Notes payable (short term)
36				Accounts payable (trade)		A	1,589,208
37				Real property lease arrearage
38				Personal property lease arrearage
39				Accrued professional fees
40				Current portion of long-term post-petition debt (due within 12 months)
41				Other:	Deferred Revenue		-
42
43
44				Total Current Liabilities			1,842,445
45			Long-Term Post-Petition Debt, Net of Current Portion
46				Total Post-Petition Liabilities			1,842,445
Pre-Petition Liabilities (allowed amount)
47				Secured claims		F	-
48				Priority unsecured claims		F	-
49				General unsecured claims		F	5,691,733
50				Total Pre-Petition Liabilities			5,691,733
51				Total Liabilities			7,534,178
Equity (Deficit)
52			Retained Earnings/(Deficit) at time of filing				(5,042,222)
53			Capital Stock
54			Additional paid-in capital
55			Cumulative profit/(loss) since filing of case				13,362,870
56			Post-petition contributions/(distributions) or (draws)
57
58			Market value adjustment
59				Total Equity (Deficit)			8,320,648
60	Total Liabilities and Equity (Deficit)						15,854,827

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
	0 -30 Days			-	1,589,208
	31-60 Days			-	$0
	61-90 Days			-	$0	$0
	91+ Days			50,000	$0
	Total accounts receivable/payable			50,000	$1,589,208
Allowance for doubtful accounts
	Accounts receivable (net)			50,000
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
	Retail/Restaurants -			Net purchase
	Product for resale			Direct labor
Manufacturing overhead
	Distribution -			Freight in
	Products for resale			Other:

Manufacturer -
Raw Materials
	Work-in-progress			Less -
	Finished goods			Inventory End of Month
Shrinkage
	Other - Explain			Personal Use

				Cost of Goods Sold		$0
	TOTAL		$0

	Method of Inventory Control			Inventory Valuation Methods
	Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
	Yes	No
	How often do you take a complete physical inventory?			Valuation methods -
FIFO cost
	Weekly			LIFO cost
	Monthly			Lower of cost or market
	Quarterly			Retail method
	Semi-annually			Other
	Annually			Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C Real Property
Description		Cost	Market Value

	Total	$0	$0

Schedule D Other Depreciable Assets
Description		Cost	Market Value
Machinery & Equipment -
	Computer Equipment - estimated*	$0	$0

	Total	$0	$0
Furniture & Fixtures -
	Office Furniture and Fixtures - estimated*	$0	$0

	Total	$0	$0
Office Equipment -

	Total	$0	$0
Leasehold Improvements -

	Total	$0	$0
Vehicles -
	Van - estimated	$0	$0

	Total	$0	$0

* Cost of Fixed Assets are estimated based upon taking the June 30,2004 net fixed asset balance of $118,000 and applying a resonable amount of depreciation

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable		0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
	Income Tax Withholding					$0
	FICA - Employee					$0
	FICA - Employer					$0
	Unemployment (FUTA)					$0
	Income	$0	$0	$0	$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total Federal Taxes		$0	$0	$0	$0	$0
State and Local
	Income Tax Withholding					$0
	Unemployment (UT)					$0
	Disability Insurance (DI)					$0
	Empl. Training Tax (ETT)					$0
	Sales	$91,047	$17,537	$715	$0	$109,299
	Excise	$0	$0	$0	$0	$0
	Real property	$0	$0	$0	$0	$0
	Personal property	$6,326	$0	$0	$0	$6,326
	Income	$131,046	$5,270	$1,297	$0	$137,613
	Other (Attach List)	$0	$0	$0	$0	$0
Total State & Local Taxes		$228,418	$22,807	$2,012	$0	$253,238
Total Taxes		$228,418	$22,807	$2,012	$0	$253,238
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -
				Claimed Amount	Allowed Amount (b)
	Secured claims (a)			$ 0	$ 0
	Priority claims other than taxes
	Priority tax claims
	General unsecured claims			$5,253,750	$5,691,733
(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
		Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts		$0
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
			For the Month Ended	12/31/04
					Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1		Rent/Leases Collected
2		Cash Received from Sales			225,252	950,799
3		Interest Received
4		Borrowings
5		Funds from Shareholders, Partners, or Other Insiders
6		Capital Contributions
7		Repatriation of Cash			280,900	854,966
8		Sale of Assets			15,500,000	15,500,000
9
10
11
12			Total Cash Receipts		16,006,151	17,305,765
	Cash Disbursements
13		Payments for Inventory
14		Selling			47,417	67,578
15		Administrative			468,483	593,909
16		Capital Expenditures			8,854	24,912
17		Principal Payments on Debt			-	-
18		Interest Paid			-	-
		Rent/Lease:				-
19			Personal Property			-
20			Real Property		28,982	101,955
		Amount Paid to Owner(s)/Officer(s)				-
21			Salaries		-	-
22			Draws		-	-
23			Commissions/Royalties		-	-
24			Expense Reimbursements		-	-
25			Other		-	-
26		Salaries/Commissions (less employee withholding)			172,107	804,155
27		Management Fees				-
		Taxes:
28			Employee Withholding
29			Employer Payroll Taxes		18,911	108,539
30			Real Property Taxes
31			Other Taxes
32		Other Cash Outflows:
33			Contractors		116,053	181,707
34
35
36
37
38			Total Cash Disbursements:		860,807	1,882,755
39	Net Increase (Decrease) in Cash				15,145,345	15,423,010
40	Cash Balance, Beginning of Period				576,982	299,317
41	Cash Balance, End of Period				15,722,327	15,722,327

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended				12/31/04
	Cash Flows From Operating Activities				Actual Current Month	Cumulative (Case to Date)
1		Cash Received from Sales			225,252	950,799
2		Rent/Leases Collected
3		Interest Received/ Repatriation of Cash			280,900	854,966
4		Cash Paid to Suppliers
5		Cash Paid for Selling Expenses			47,417	67,578
6		Cash Paid for Administrative Expenses			468,483	593,909
		Cash Paid for Rents/Leases:
7			Personal Property		28,982	101,955
8			Real Property
9		Cash Paid for Interest
10		Cash Paid for Net Payroll and Benefits			172,107	804,155
		Cash Paid to Owner(s)/Officer(s)
11			Salaries
12			Draws
13			Commissions/Royalties
14			Expense Reimbursements
15			Other
		Cash Paid for Taxes Paid/Deposited to Tax Acct.
16			Employer Payroll Tax		18,911	108,539
17			Employee Withholdings
18			Real Property Taxes
19			Other Taxes
20		Cash Paid for General Expenses			116,053	181,707
21
22
23
24
25
26
27			Net Cash Provided (Used) by Operating Activities before Reorganization Items		(345,802)	(52,078)
	Cash Flows From Reorganization Items
28		Interest Received on Cash Accumulated Due to Chp 11 Case
29		Professional Fees Paid for Services in Connection with Chp 11 Case
30		U.S. Trustee Quarterly Fees
31
32			Net Cash Provided (Used) by Reorganization Items		-	-
33	Net Cash Provided (Used) for Operating Activities and Reorganization Items				(345,802)	(52,078)
	Cash Flows From Investing Activities
34		Capital Expenditures			8,854	24,912
35		Proceeds from Sales of Capital Goods due to Chp 11 Case			15,500,000	15,500,000
36
37			Net Cash Provided (Used) by Investing Activities		15,491,146	15,475,088
	Cash Flows From Financing Activities
38		Net Borrowings (Except Insiders)
39		Net Borrowings from Shareholders, Partners, or Other Insiders
40		Capital Contributions
41		Principal Payments
42
43			Net Cash Provided (Used) by Financing Activities		-	-
44	Net Increase (Decrease) in Cash and Cash Equivalents				15,145,345	15,423,010
45	Cash and Cash Equivalents at Beginning of Month				576,982	299,317
46	Cash and Cash Equivalents at End of Month				15,722,327	15,722,327

Payments been made to officers, insiders, shareholders, relatives

	Salaries	Reimbursed Expense	Total
Mark Pecoraro	5,725.81	-	5,725.81
Paul Warenski	14,000.00	125.00	14,125.00
Peter Seidenberg	15,000.00	257.73	15,257.73
Total	34,725.81	382.73	35,108.54